UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 1, 2018

JBG SMITH PROPERTIES

(Exact name of Registrant as specified in its charter)

Maryland	No. 001-37994	81-4307010
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4445 Willard Avenue, Suite 400 Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 333-3600

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2018, the Board of Trustees (the “Board”) of JBG SMITH Properties (the “Company”) adopted a number of significant governance changes. These changes were initiated by the Company’s Corporate Governance and Nominating Committee (the “Governance Committee”), which commenced a review and analysis of the Company’s corporate governance provisions following the Company’s formation transaction in July 2017.  As part of this process the Governance Committee reviewed industry best practices, comparable governance provisions both within and outside of the public real estate industry and also included input that management proactively obtained from the corporate governance and stewardship units of some of the Company’s largest shareholders. This comprehensive review and analysis enabled the Governance Committee to evaluate the Company’s corporate governance elections.

The Governance Committee considered proposed changes with two overarching principles in mind: (i) that governance of a public company by the majority of its shareholders is fair, and (ii) that the Company should align itself with the governance practices of corporate America, not just REITs. Based on its review and analysis our Governance Committee, together with management, recommended to our Board, and our Board approved, the following shareholder-aligned changes to our governance structure:

•                  Granting shareholders a new right (previously reserved for the Board) to amend the Company’s Bylaws (the “Bylaws”) if a specified voting threshold is met – a majority vote of shares entitled to be cast on the matter;

•                  Granting shareholders a new right (previously reserved for the Board and management) to call a special meeting of shareholders if a specified voting threshold is met – a majority of shares entitled to be cast on the matter;

•                  Opting out of the Maryland Unsolicited Takeovers Act (“MUTA”) (a portion of which requires shareholder approval of an amendment to the Company’s Declaration of Trust (the “Declaration of Trust”) at the 2018 annual meeting of shareholders (the “Annual Meeting”)); and

•                  Opting out of the Maryland Business Combination Act (the “MBCA”).

Bylaw Amendment Permitting Shareholders to Amend the Bylaws and Call Special Meetings of Shareholders

The Board has approved an amendment to the Bylaws to permit shareholders to amend the Bylaws by a majority vote of shares entitled to be cast on the matter and to permit shareholders owning a majority of shares entitled to be cast on a matter to call a special meeting of shareholders to act on such matter.

The first sentence of Article XV to the Bylaws has been deleted in its entirety and replaced with a new Article XV to establish the right of the shareholders to amend the Bylaws by a majority vote of shares entitled to be cast on the matter. Article II, Section 3 to the Bylaws has been deleted in its entirety and replaced with a new Article II, Section 3 to establish procedures regarding the right of shareholders to call a special meeting of the shareholders. The Company’s Bylaws now provide that a special meeting may be called by the shareholders entitled to cast not less than a majority of all of the votes entitled to be cast at such special meeting. The new subsection requires that a shareholder (the “Requesting Person”) first request a record date to determine the shareholders entitled to call such special meeting. Such request must provide certain information about the Requesting Person and the purpose of the special meeting.

The foregoing summary of the changes effected by the adoption of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, marked to show the March 1, 2018 amendments, filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Opt Out of, and Require Shareholder Approval to Opt Into, Maryland’s Unsolicited Takeovers Act

The Board believes that it is in the Company’s best interest to opt out of Subtitle 8 of Title 3 of the Maryland General Corporation Law (the “MGCL”), which is commonly referred to as MUTA, and not allow the Company to opt into MUTA without shareholder approval. The Board adopted resolutions opting out of sections 3-803, 3-804(a), 3-804(b) and 3-805 of MUTA (see below for a summary explanation of MUTA and each referenced section) and the Company filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland to effectuate this opt out. The Company will not be able to opt back into any of these sections of MUTA without approval by the affirmative vote of shareholders holding a majority of the votes entitled to be cast on the matter.

The Board also has declared advisable an amendment to the Company’s Declaration of Trust that removes a provision opting into Section 3-804(c) of the MGCL and provides that the Company cannot elect to be subject to the provisions of Section 3-804(c) of the MGCL. This statutory provision addresses the procedure by which a vacancy on the Board may be filled. The Board has directed the Company to submit the amendment to the Declaration of Trust for approval by its shareholders at the 2018 Annual Meeting. If shareholders approve this proposed amendment to the Declaration of Trust, then the Company will have fully opted out of MUTA and would not be able to opt into any provision without the approval by the affirmative vote of shareholders holding a majority of the votes entitled to be cast on the matter.

MUTA permits a Maryland real estate investment trust with a class of equity securities registered under the Securities Exchange Act of 1934 and at least three independent trustees to elect to be subject, by provision in its declaration of trust or bylaws or a resolution of its board of trustees and notwithstanding any contrary provision in the declaration of trust or bylaws, to any or all of the following five provisions:

•                  a classified board (3-803);

•                  a two-thirds vote requirement for removing a trustee (3-804(a));

•                  a requirement that the number of trustees be fixed only by vote of the trustees (3-804(b));

•                  a requirement that a vacancy on the board of trustees be filled only by the remaining trustees and, if its board is classified, for the remainder of the full term of the class of trustees in which the vacancy occurred (3-804(c)); or

•                  a majority requirement for the calling of a shareholder-requested special meeting of shareholders (3-805).

The summary of the Articles Supplementary is qualified in its entirety by reference to the text of the Articles Supplementary, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Opt Out of Maryland’s Business Combination Act

The Board has adopted a resolution providing that Subtitle 6 of Title 3 of the MGCL, commonly known as the MBCA, will not apply to any business combination (as defined in the MBCA) between the Company and any interested shareholders (as defined in the MBCA) of the Company or such interested shareholder’s affiliates or associates (each as defined in the MBCA), provided such business combination is approved by the Board.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Articles Supplementary

3.2	Amended and Restated Bylaws of JBG SMITH Properties

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES

By:	/s/ Steven A. Museles
Name:	Steven A. Museles
Title:	Chief Legal Officer and Corporate Secretary

March 6, 2018